UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2009

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MAY 31, 2009

Western Asset Emerging Markets Income Fund Inc.

(EMD)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	13

Statement of operations	14

Statements of changes in net assets	15

Financial highlights	16

Notes to financial statements	17

Report of independent registered public accounting firm	29

Board approval of management and subadvisory agreements	30

Additional information	38

Annual chief executive officer and chief financial officer certifications	44

Dividend reinvestment plan	45

Important tax information	49

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended May 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as first quarter 2009 GDP declined 5.5%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles has been the accelerating weakness in the labor market. Since December 2007, approximately six million jobs have been shed and we have experienced seventeen consecutive months of job losses, matching the record that occurred during the 1981-82 recession. In addition, the unemployment rate continued to move steadily higher, rising from 8.9% in April to 9.4% in May 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months and, while home prices

Western Asset Emerging Markets Income Fund Inc.	I

Letter from the chairman continued

continued to fall, the pace of the decline has moderated somewhat. Other economic news also seemed to be “less negative.” Inflation remained low, May retail sales (excluding gasoline) were modestly higher and consumer sentiment rose a fourth straight month in June, albeit from a very low level. In addition, while 345,000 jobs were lost in May, it was substantially less than April’s 504,000 decline and the smallest monthly loss since September 2008.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Looking back, after reducing the federal funds rateiii from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent—a historic low—and has maintained this stance thus far in 2009. In conjunction with the June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•  Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•  Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•  Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset

II	Western Asset Emerging Markets Income Fund Inc.

Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended May 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended May 31, 2009, two-year Treasury yields fell from 2.66% to 0.92%. Over the same time frame, ten-year Treasury yields moved from 4.06% to 3.47%. For the twelve-month period ended May 31, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 5.36%.

Periods of increased investor risk aversion caused the high-yield bond market to produce poor results over the twelve months ended May 31, 2009. While the asset class posted strong returns during the second half of the reporting period, it was not enough to overcome earlier flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in October and November 2008. All told, over the twelve months ended May 31, 2009, the Citigroup High Yield Market Indexv returned -9.24%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices lower during the twelve-month reporting period. While the asset class rallied on several occasions, it was not enough to offset its sharp loss in October 2008, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -14.89% for the month. Over the twelve months ended May 31, 2009, the EMBI Global returned -1.03%.

Western Asset Emerging Markets Income Fund Inc.	III

Letter from the chairman continued

Special shareholder notice

The Board of Directors of the Fund has approved Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) as a subadviser to the Fund under an additional subadvisory agreement between Western Asset Management Company (“Western Asset”) and Western Singapore. Western Asset will supervise Western Singapore’s provision of services to the Fund. The appointment was effective as of February 3, 2009.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. The Western Singapore office is responsible, generally, for managing Asian (excluding Japan) fixed-income mandates, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services.

While Western Asset will remain ultimately responsible for investment decisions relating to the Fund’s portfolio, Western Singapore will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. The Fund’s current management fee remains unchanged. Western Asset and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

IV	Western Asset Emerging Markets Income Fund Inc.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 26, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Emerging Markets Income Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. As a secondary objective, the Fund seeks capital appreciation. Under normal conditions, the Fund invests a minimum of 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and debt of corporate issuers in emerging market countries. We believe attractive risk-adjusted returns can be achieved in the emerging market debt asset class through diligent country selection based on fundamental analysis, rigorous quantitative fixed-income analysis focusing on market inefficiencies among sectors and securities in each country and a focus on managing risk through active management.

The portfolio, which invests in government and corporate issuers of emerging market countries, is actively managed. A risk-aware approach that assimilates the top-down global economic views of Western Asset Management Company (“Western Asset”), the Fund’s subadviser, with analysts’ fundamental and relative value views regarding emerging market country opportunities is employed. In allocating among different countries, the following are some of the factors that are considered: currency regime, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, fiscal policies, political outlook and tax environment. Individual securities that appear to be most undervalued and that offer attractive potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities are then selected. Independent fundamental analysis is used to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The emerging market debt asset class was extremely volatile during the fiscal year. After largely treading water during the first three months of the reporting period, emerging market debt prices then plunged in September and October 2008. During that time, investor risk aversion rose sharply as turmoil in the financial markets, highlighted by the bankruptcy of Lehman Brothers, triggered a massive flight to quality. Investors were drawn to the relative safety of short-term U.S. Treasuries and sold securities that were

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	1

Fund overview continued

perceived to be risky. A number of commodity-rich emerging market countries were further hurt as the deepening global recession caused the price of oil and other commodities to fall sharply.

Emerging market prices then rebounded and the asset class posted positive returns during six of the last seven months of the reporting period. This turnaround was attributed to a number of factors, including improving liquidity and the belief that many emerging market countries were better equipped to weather the economic downturn than in previous recessions. The rally gained momentum over the last three months of the period as investor confidence grew due to some early signs that the global economy might be stabilizing. In addition, investor risk appetite increased and certain commodity prices moved higher. However, this was not enough to overcome the weakness earlier in the fiscal year as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i returned -1.03% for the twelve months ended May 31, 2009.

Q. How did we respond to these changing market conditions?

A. Given the extreme volatility and unprecedented events in the financial markets, we proactively pared the Fund’s risk exposure in September 2008. In particular, we increased the Fund’s cash position and reduced its local currency-denominated debt exposure. While we were optimistic regarding the long-term prospects for local currencies, we felt they exposed the Fund to excessive risks given the current economic environment. Among the local currency debt still held in the Fund — as well as our U.S. dollar-denominated debt — we emphasized countries with strong policy flexibility which we believed could help them weather the storm in the global financial system. We also eliminated the Fund’s modest exposure to leverage.

As the reporting period progressed and the global financial crisis abated, we used a portion of our cash position to increase the Fund’s exposure to emerging market corporate bonds. To a large extent, we focused on securities that we felt had become attractively valued following the sell-off during the fourth calendar quarter of 2008. For example, we purchased securities issued by corporations in Brazil and Russia.

Performance review

For the twelve months ended May 31, 2009, Western Asset Emerging Markets Income Fund Inc. returned -6.94% based on its net asset value (“NAV”)ii and -15.05% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned -1.03% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averageiii returned -6.91% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

2	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

During the twelve-month period, the Fund made distributions to shareholders totaling $1.16 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of May 31, 2009

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$12.25 (NAV)	-6.94%
$10.10 (Market Price)	-15.05%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Avoiding small, higher-risk countries, such as the Ukraine, and emphasizing larger, more liquid countries contributed to performance during the twelve-month period.

Q. What were the leading detractors from performance?

A. The Fund’s local currency exposure was a large detractor from performance during the first half of the fiscal year. While both the Russian ruble and Brazilian real depreciated significantly in the first part of the reporting period, they subsequently appreciated as the period progressed. However, it was not enough to recover the sharp losses following the Lehman Brothers bankruptcy. While the Fund’s corporate exposure contributed to performance during the second half of the year, its corporate and quasi-sovereign bonds had an overall negative impact on the Fund’s performance for the reporting period. To a large extent, investors preferred the safety of sovereign issues during the fiscal year and corporate debt was disproportionately punished. The Fund’s underweight to the Philippines also detracted from performance. While the country performed well during the fiscal year as a whole, we were concerned about the country’s level of debt and did not find it to be attractively valued. The Fund used futures contracts on Treasuries as a means to hedge durationiv risk. These positions increased the duration of the Fund and brought the Fund closer to a neutral position relative to its benchmark. As interest rates rose over the second half of the reporting period, the longer duration had a negative impact on both the Fund and its benchmark.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	3

Fund overview continued

available on-line under the symbol “XEMDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 16, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i           The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii        Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iii     Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

iv      Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

4	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	5

Schedule of investments

May 31, 2009

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS — 46.1%
		Argentina — 1.9%
		Republic of Argentina:
2,000,000	DEM	10.250% due 2/6/03(a)	$187,672
1,000,000	DEM	9.000% due 9/19/03(a)	93,836
3,500,000	DEM	7.000% due 3/18/04(a)	328,426
3,875,000	DEM	8.500% due 2/23/05(a)	363,615
5,400,000	DEM	11.250% due 4/10/06(a)	526,204
1,000,000	EUR	9.000% due 4/26/06(a)	183,527
550,000	EUR	9.000% due 7/6/10(a)	100,940
1,000,000	DEM	11.750% due 5/20/11(a)	93,836
8,800,000	DEM	12.000% due 9/19/16(a)	825,757
950,000	DEM	11.750% due 11/13/26(a)	89,144
5,165,000		Bonds, 7.000% due 9/12/13	2,255,814
		GDP Linked Securities:
3,195,000		1.330% due 12/15/35(b)	104,317
3,800,000	EUR	1.985% due 12/15/35(b)	139,481
20,189,523	ARS	2.458% due 12/15/35(b)	222,644
		Medium—Term Notes:
6,500,000,000	ITL	7.000% due 3/18/04(a)	616,096
3,000,000,000	ITL	5.002% due 7/13/05(a)	284,352
1,000,000	EUR	10.000% due 2/22/07(a)	183,527
1,000,000,000	ITL	7.625% due 8/11/07(a)	94,784
625,000	DEM	8.000% due 10/30/09(a)	58,648
		Total Argentina	6,752,620
		Brazil — 8.0%
		Brazil Nota do Tesouro Nacional:
35,389,000	BRL	10.000% due 7/1/10	18,080,894
19,737,000	BRL	10.000% due 1/1/12	9,847,176
1,000		Federative Republic of Brazil, Collective Action Securities, Notes, 8.000% due 1/15/18	1,125
		Total Brazil	27,929,195
		Colombia — 4.3%
		Republic of Colombia:
1,632,000		7.375% due 1/27/17	1,773,168
8,701,000		7.375% due 9/18/37	8,861,968
4,040,000		Senior Notes, 7.375% due 3/18/19	4,302,600
		Total Colombia	14,937,736
		Egypt — 0.1%
1,260,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12(c)	206,190

See Notes to Financial Statements.

6	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Gabon — 0.5%
2,160,000		Gabonese Republic, 8.200% due 12/12/17(c)	$1,922,400
		Indonesia — 2.0%
		Republic of Indonesia:
10,904,000,000	IDR	10.250% due 7/15/22	1,014,917
21,720,000,000	IDR	11.000% due 9/15/25	2,072,637
21,034,000,000	IDR	10.250% due 7/15/27	1,878,449
25,039,000,000	IDR	Bonds, 9.750% due 5/15/37	2,076,495
		Total Indonesia	7,042,498
		Mexico — 4.7%
		United Mexican States, Medium—Term Notes:
1,400,000		5.625% due 1/15/17	1,435,000
8,525,000		8.000% due 9/24/22	10,016,875
5,334,000		6.050% due 1/11/40	5,040,630
		Total Mexico	16,492,505
		Panama — 3.6%
		Republic of Panama:
1,664,000		7.250% due 3/15/15	1,792,960
2,283,000		9.375% due 4/1/29	2,830,920
8,260,000		6.700% due 1/26/36	7,970,900
		Total Panama	12,594,780
		Peru — 2.0%
		Republic of Peru:
169,000		8.750% due 11/21/33	205,335
2,725,000		Bonds, 6.550% due 3/14/37	2,660,963
3,550,000		Global Senior Bonds, 8.375% due 5/3/16	4,110,900
		Total Peru	6,977,198
		Russia — 5.2%
		Russian Federation:
110,000		11.000% due 7/24/18(c)	161,013
617,000		12.750% due 6/24/28(c)	906,990
17,022,720		7.500% due 3/31/30(c)	17,150,390
		Total Russia	18,218,393
		Turkey — 8.1%
		Republic of Turkey:
3,348,000		11.875% due 1/15/30	4,980,150
25,804,000		Notes, 6.875% due 3/17/36	23,481,640
		Total Turkey	28,461,790
		United Arab Emirates — 0.2%
860,000		MDC—GMTN B.V., Senior Notes, 5.750% due 5/6/14(c)	864,966

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	7

Schedule of investments continued

May 31, 2009

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Venezuela — 5.5%
	Bolivarian Republic of Venezuela:
8,804,000	8.500% due 10/8/14	$5,942,700
6,802,000	5.750% due 2/26/16(c)	3,792,115
1,920,000	7.000% due 12/1/18(c)	1,065,600
933,000	7.650% due 4/21/25	478,162
	Collective Action Securities:
7,239,000	9.375% due 1/13/34	4,234,815
4,600,000	Notes, 10.750% due 9/19/13	3,657,000
	Total Venezuela	19,170,392
	TOTAL SOVEREIGN BONDS (Cost — $178,383,061)	161,570,663
COLLATERALIZED SENIOR LOANS — 0.4%
	United States — 0.4%
	Ashmore Energy International:
248,796	Synthetic Revolving Credit Facility, 3.313% due 3/30/14(b)	187,841
1,969,170	Term Loan, 4.220% due 3/30/14(b)	1,486,723
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,103,939)	1,674,564
CORPORATE BONDS & NOTES — 42.0%
	Brazil — 5.6%
	Globo Communicacoes e Participacoes SA:
2,556,000	Bonds, 7.250% due 4/26/22(c)	2,382,192
110,000	Senior Bonds, 7.250% due 4/26/22(c)	102,520
	GTL Trade Finance Inc.:
1,090,000	7.250% due 10/20/17(c)	1,051,850
2,093,000	Senior Notes, 7.250% due 10/20/17(c)	2,019,745
1,900,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(c)	1,885,750
	Vale Overseas Ltd., Notes:
2,436,000	8.250% due 1/17/34	2,536,483
10,660,000	6.875% due 11/21/36	9,662,885
	Total Brazil	19,641,425
	Chile — 0.9%
2,894,000	Enersis SA, Notes, 7.375% due 1/15/14	3,121,139
	China — 0.3%
1,040,000	Galaxy Entertainment Finance Co. Ltd., Senior Notes, 7.323% due 12/15/10(b)(c)	930,800
	Colombia — 0.5%
	EEB International Ltd.:
720,000	8.750% due 10/31/14(c)	741,600
1,120,000	Senior Bonds, 8.750% due 10/31/14(c)	1,153,600
	Total Colombia	1,895,200

See Notes to Financial Statements.

8	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	India — 0.2%
	ICICI Bank Ltd., Subordinated Bonds:
570,000	6.375% due 4/30/22(b)(c)	$422,188
454,000	6.375% due 4/30/22(b)(c)	342,988
	Total India	765,176
	Kazakhstan — 3.3%
	ATF Capital BV:
1,270,000	Notes, 9.250% due 2/21/14(c)	869,950
2,610,000	Senior Notes, 9.250% due 2/21/14(c)	1,722,600
	HSBK Europe BV:
200,000	9.250% due 10/16/13(c)	136,000
2,040,000	7.250% due 5/3/17(c)	1,203,600
7,070,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(c)	6,489,416
	TuranAlem Finance BV, Bonds:
2,333,000	8.250% due 1/22/37(c)	548,255
1,930,000	8.250% due 1/22/37(c)	405,300
	Total Kazakhstan	11,375,121
	Mexico — 7.7%
3,160,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	3,074,272
	Axtel SAB de CV, Senior Notes:
230,000	11.000% due 12/15/13	218,500
8,540,000	7.625% due 2/1/17(c)	6,447,700
2,156,000	7.625% due 2/1/17(c)	1,622,390
320,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	288,800
16,371,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	15,232,970
130,000	Petroleos Mexicanos, 8.000% due 5/3/19(c)	142,740
	Total Mexico	27,027,372
	Russia — 19.7%
	Evraz Group SA, Notes:
4,810,000	8.875% due 4/24/13(c)	3,848,000
2,265,000	8.875% due 4/24/13(c)	1,830,686
2,020,000	9.500% due 4/24/18(c)	1,474,600
	Gaz Capital SA:
7,110,000	Notes, 8.625% due 4/28/34(c)	7,074,450
3,100,000	Senior Secured Notes, 7.288% due 8/16/37(c)	2,356,000
1,140,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16(c)	964,668

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	9

Schedule of investments continued

May 31, 2009

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Russia — 19.7% continued
		LUKOIL International Finance BV:
5,216,000		6.656% due 6/7/22(c)	$3,990,240
1,459,000		Notes, 6.356% due 6/7/17(c)	1,218,265
8,020,000		Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13(c)	8,290,675
		RSHB Capital, Loan Participation Notes:
		Secured Notes:
3,414,000		7.175% due 5/16/13(c)	3,265,150
6,890,000		7.125% due 1/14/14(c)	6,582,775
3,750,000		7.125% due 1/14/14(c)	3,553,875
		Senior Secured Notes:
2,630,000		7.175% due 5/16/13(c)	2,531,375
3,563,000		6.299% due 5/15/17(c)	3,081,995
		TNK-BP Finance SA:
2,387,000		6.625% due 3/20/17(c)	1,861,860
218,000		7.875% due 3/13/18(c)	181,485
		Senior Notes:
2,105,000		7.500% due 3/13/13(c)	1,994,487
4,650,000		7.500% due 7/18/16(c)	3,882,750
2,110,000		7.500% due 7/18/16(c)	1,798,775
830,000		7.875% due 3/13/18(c)	688,900
2,567,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(c)	2,137,027
		Vimpel Communications, Loan Participation Notes:
2,080,000		8.375% due 4/30/13(c)	1,903,200
5,017,000		Secured Notes, 8.375% due 4/30/13(c)	4,614,913
		Total Russia	69,126,151
		Thailand — 1.7%
		True Move Co., Ltd.:
430,000		10.750% due 12/16/13(c)	311,750
3,070,000		10.375% due 8/1/14(c)	2,102,950
5,050,000		Notes, 10.750% due 12/16/13(c)	3,661,250
		Total Thailand	6,075,950
		United Kingdom — 2.0%
56,805,000	RUB	HSBC Bank PLC, Credit-Linked Notes, (Russian Agricultural Bank), 8.900% due 12/20/10(b)(c)	865,806
6,200,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(c)	6,045,000
		Total United Kingdom	6,910,806

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	United States — 0.1%
310,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	$308,110
	TOTAL CORPORATE BONDS & NOTES (Cost — $163,343,794)	147,177,250

WARRANTS
WARRANTS — 0.1%
11,500	Bolivarian Republic of Venezuela, Oil—linked payment obligations, Expires 4/15/20 (Cost — $356,500)	194,465
	TOTAL INVESTMENTS BEFORE SHORT—TERM INVESTMENTS (Cost — $344,187,294)	310,616,942

FACE AMOUNT†
SHORT-TERM INVESTMENTS — 7.3%
	U.S. Government Agencies — 2.9%
9,300,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.471% due 6/15/09(d)(e)	9,298,300
812,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.401% due 1/25/10(d)(e)(f)	810,524
	Total U.S. Government Agencies (Cost — $10,108,153)	10,108,824
	U.S. Government Obligation — 1.4%
5,000,000	U.S. Treasury Bills, 0.150% due 6/25/09 (Cost — $4,999,502)(e)	4,999,502
	Repurchase Agreement — 3.0%
10,660,000	Morgan Stanley tri-party repurchase agreement dated 5/29/09, 0.110% due 6/1/09; Proceeds at maturity — $10,660,098; (Fully collateralized by U.S. government agency obligation, 2.750% due 4/29/14; Market value — $10,898,971) (Cost — $10,660,000)	10,660,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $25,767,655)	25,768,326
	TOTAL INVESTMENTS — 95.9% (Cost — $369,954,949#)	336,385,268
	Other Assets in Excess of Liabilities — 4.1%	14,222,389
	TOTAL NET ASSETS — 100.0%	$350,607,657

†        Face amount denominated in U.S. dollars, unless otherwise noted.

*       Non-income producing security.

(a)    Security is currently in default.

(b)   Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2009.

(c)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)   On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(e)    Rate shown represents yield-to-maturity.

(f)      All or a portion of this security is held as collateral for open futures contracts.

#       Aggregate cost for federal income tax purposes is $370,970,900.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	11

Schedule of investments continued

May 31, 2009

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Abbreviations used in this schedule:

ARS	—	Argentine Peso
BRL	—	Brazilian Real
DEM	—	German Mark
EGP	—	Egyptian Pound
EUR	—	Euro
GDP	—	Gross Domestic Product
IDR	—	Indonesian Rupiah
ITL	—	Italian Lira
OJSC	—	Open Joint Stock Company
RUB	—	Russian Ruble

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

Statement of assets and liabilities

May 31, 2009

ASSETS:
Investments, at value (Cost — $369,954,949)	$336,385,268
Foreign currency, at value (Cost — $1,041,008)	910,390
Cash	368
Interest receivable	7,328,483
Receivable for securities sold	6,122,096
Receivable from broker — variation margin on open futures contracts	375,062
Prepaid expenses	34,799
Total Assets	351,156,466
LIABILITIES:
Investment management fee payable	301,507
Directors’ fees payable	12,525
Accrued expenses	234,777
Total Liabilities	548,809
TOTAL NET ASSETS	$350,607,657
NET ASSETS:
Par value ($0.001 par value; 28,613,964 shares issued and outstanding; 100,000,000 shares authorized)	$ 28,614
Paid-in capital in excess of par value	388,202,399
Undistributed net investment income	4,603,527
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(8,013,088)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(34,213,795)
TOTAL NET ASSETS	$350,607,657
Shares Outstanding	28,613,964
Net Asset Value	$12.25

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	13

Statement of operations

For the Year Ended May 31, 2009

INVESTMENT INCOME:
Interest	$27,988,116
Dividends	64,500
Less: Foreign taxes withheld	(151,559)
Total Investment Income	27,901,057
EXPENSES:
Investment management fee (Note 2)	3,315,944
Commitment fee (Note 5)	351,017
Custody fees	157,518
Legal fees	153,952
Shareholder reports	115,157
Excise tax (Note 1)	95,995
Directors’ fees	94,139
Interest expense (Note 3)	77,226
Audit and tax	72,998
Reorganization fees	55,103
Transfer agent fees	30,043
Stock exchange listing fees	21,095
Insurance	7,108
Miscellaneous expenses	11,701
Total Expenses	4,558,996
NET INVESTMENT INCOME	23,342,061
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(12,249,935)
Futures contracts	(546,521)
Swap contracts	491,704
Foreign currency transactions	(1,584,370)
Net Realized Loss	(13,889,122)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(24,339,951)
Futures contracts	(671,245)
Foreign currencies	84,633
Change in Net Unrealized Appreciation/Depreciation	(24,926,563)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(38,815,685)
DECREASE IN NET ASSETS FROM OPERATIONS	$(15,473,624)

See Notes to Financial Statements.

14	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED MAY 31,	2009	2008
OPERATIONS:
Net investment income	$23,342,061	$22,022,090
Net realized gain (loss)	(13,889,122)	7,882,013
Change in net unrealized appreciation/depreciation	(24,926,563)	(13,836,572)
Increase (Decrease) in Net Assets From Operations	(15,473,624)	16,067,531
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(27,582,011)	(18,708,012)
Net realized gains	(3,184,973)	(8,900,782)
Decrease in Net Assets From Distributions to Shareholders	(30,766,984)	(27,608,794)
FUND SHARE TRANSACTIONS (NOTE 7):
Net assets of shares issued in connection with merger (4,181,461 shares issued)	41,997,225	—
Cost of aggregate fractional shares repurchased (58 aggregate fractional shares)	(579)	—
Increase in Net Assets From Fund Share Transactions	41,996,646	—
DECREASE IN NET ASSETS	(4,243,962)	(11,541,263)
NET ASSETS:
Beginning of year	354,851,619	366,392,882
End of year*	$350,607,657	$354,851,619
* Includes undistributed net investment income of:	$4,603,527	$15,615,859

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	15

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:

	2009[1]	2008[1]	2007	2006	2005[1]
NET ASSET VALUE, BEGINNING OF YEAR	$14.52	$15.00	$14.34	$14.72	$12.84
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.87	0.90	0.81	0.98	1.15
Net realized and unrealized gain (loss)	(1.98)	(0.25)	1.18	0.35	2.37
Total income (loss) from operations	(1.11)	0.65	1.99	1.33	3.52
LESS DISTRIBUTIONS FROM:
Net investment income	(1.03)	(0.77)	(0.68)	(0.78)	(1.41)
Net realized gains	(0.13)	(0.36)	(0.65)	(0.93)	(0.24)
Total distributions	(1.16)	(1.13)	(1.33)	(1.71)	(1.65)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—	—	—	—	0.01
NET ASSET VALUE, END OF YEAR	$12.25	$14.52	$15.00	$14.34	$14.72
MARKET PRICE, END OF YEAR	$10.10	$13.41	$13.82	$12.57	$13.57
Total return, based on NAV[2,3]	(6.94)%	4.62%	14.46%	9.12%	29.20%
Total return, based on Market Price[3]	(15.05)%	5.86%	21.77%	5.05%	5.27%
NET ASSETS, END OF YEAR (000S)	$350,608	$354,852	$366,393	$350,372	$359,610
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.44%[4]	1.53%	1.27%	1.83%	2.22%
Gross expenses, excluding interest expense	1.42 [4]	1.28	1.18	1.17	1.19
Net expenses	1.44 [4]	1.53	1.27 [5]	1.82 [5]	2.22
Net expenses, excluding interest expense	1.42 [4]	1.28	1.18 [5]	1.17 [5]	1.19
Net investment income	7.39	6.21	5.47	6.06	8.29
PORTFOLIO TURNOVER RATE	36%	45%	87%	98%	75%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	— [6]	— [6]	— [6]	$30,000	$55,000
Asset Coverage (000s)	— [6]	— [6]	— [6]	$380,372	$414,610
Asset Coverage for Loan Outstanding	— [6]	— [6]	— [6]	1,268%	754%
Weighted Average Loan (000s)	— [6]	— [6]	$904	$38,767	$74,192
Weighted Average Interest Rate on Loans	— [6]	— [6]	5.22%[6]	5.16%	3.34%

1         Per share amounts have been calculated using the average shares method.

2         Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4         Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, both the gross and net expense ratios and both the gross and net expense ratios excluding interest expense would have been 1.43% and 1.40%, respectively.

5         Reflects fee waivers and/or expense reimbursements.

6         At May 31, 2009, May 31, 2008 and May 31, 2007, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

16	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (formerly known as Western Asset Emerging Markets Income Fund II Inc.) (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective June 1, 2008 the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	17

Notes to financial statements continued

based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MAY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$336,385,268	$ 194,465	$336,190,803	—
Other financial instruments*	(671,245)	(671,245)	—	—
Total	$335,714,023	$(476,780)	$336,190,803	—

*  Other financial instruments may include written options, futures, swaps and forward contracts.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

18	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	19

Notes to financial statements continued

trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit Default Swaps.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event

20	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	21

Notes to financial statements continued

instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

(h) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend

22	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular quarterly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $95,995 of federal excise taxes attributable to calendar year 2008 in March 2009.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	23

Notes to financial statements continued

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$ 151,098	—	$(151,098)
(b)	(7,015,928)	$7,015,928	—

(a)    Reclassifications are primarily due to a non-deductible excise tax paid by the Fund and non-deductible reorganization costs for tax purposes.

(b)   Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, book/tax differences in the treatment of distributions and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. Effective February 3, 2009, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) serves as an additional subadviser to the Fund, under an additional subadvisory agreement with Western Asset. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on assets managed by Western Asset Limited. In addition, effective February 3, 2009, Western Asset will also pay Western Asset Singapore a subadvisory fee of 0.30% on assets managed by Western Singapore.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

24	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

3. Investments

During the year ended May 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$103,080,427
Sales	121,004,927

At May 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,581,493
Gross unrealized depreciation	(47,167,125)
Net unrealized depreciation	$(34,585,632)

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2009 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING
$9,763,293	2.225%	$15,321,199

* Average based on number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.25% to 3.00% during the year ended May 31, 2009. Interest expense incurred on reverse repurchase agreements totaled $77,226.

At May 31, 2009, the Fund did not have any open reverse repurchase agreements.

At May 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
U.S. Treasury 10-Year Notes	353	9/09	$41,972,245	$41,301,000	$(671,245)

4. Derivative instruments and hedging activities

The Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	25

Notes to financial statements continued

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2009.

LIABILITY DERIVATIVES

	INTEREST RATE CONTRACTS RISK(1)	FOREIGN EXCHANGE CONTRACTS RISK(2)	CREDIT CONTRACTS RISK(2)	OTHER CONTRACTS RISK(2)	TOTAL
Futures contracts(3)	$671,245	—	—	—	$671,245

(1)   Balance sheet location: Payables, Net Assets — Unrealized appreciation (depreciation)

(2)   Balance sheet location: Payables

(3)   Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities in the Fund’s Statement of Operations for the six months ended May 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$(546,521)	—	—	—	$(546,521)
Swap contracts	—	—	$205,721	—	205,721
Total	$(546,521)	—	$205,721	—	$(340,800)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$(671,245)	—	—	—	$(671,245)
Swap contracts	—	—	$55,983	—	55,983
Total	$(671,245)	—	$55,983	—	$(615,262)

5. Loan

At May 31, 2009, the Fund had a $48,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006 and amended November 16, 2007 and again as of November 14, 2008, with CHARTA, LLC (the “Lender”), as successor by assignment to Panterra Funding, LLC, and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average

26	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the year ended May 31, 2009, the Fund paid $351,017 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

The Fund did not have any outstanding loans during the year ended May 31, 2009.

6. Distributions subsequent to May 31, 2009

On May 26, 2009, the Board of Directors of the Fund declared a distribution in the amount of $0.2500 per share payable on June 26, 2009 to shareholders of record on June 19, 2009.

7. Transfer of net assets

On October 31, 2008, the Fund acquired the assets and certain liabilities of Western Asset Emerging Markets Income Fund Inc. (the “Acquired Fund”) pursuant to a plan of reorganization approved by shareholders of the Acquired Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND	TOTAL NET ASSETS OF THE FUND
Western Asset Emerging Markets Income Fund Inc.	4,181,461	$41,997,225	$245,392,637

As part of the reorganization, shareholders of the Acquired Fund received 0.992105 shares of the Fund’s shares. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $16,017,132, accumulated net realized loss of $357,205 and undistributed net investment income of $92,448. Total net assets of the Fund immediately after the transfer were $287,389,862. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	27

Notes to financial statements continued

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$28,057,585	$22,419,318
Net long-term capital gains	2,709,399	5,189,476
Total distributions paid	$30,766,984	$27,608,794

As of May 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,687,862

Capital loss carryforward*	(842,078)

Other book/tax temporary differences(a)	(6,239,394)

Unrealized appreciation/(depreciation)(b)	(35,229,746)
Total accumulated earnings / (losses) — net	$(37,623,356)

*       During the taxable year ended May 31, 2009, $201,318 of capital loss carryforwards were transferred to the Fund as a result of the reorganizations discussed in Note 7. As of May 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
5/31/2016	$(201,318)
5/31/2017	(640,760)
$(842,078)

These amounts will be available to offset any future taxable capital gains subject to certain limitations as a result of the reorganization discussed in Note 7.

(a)    Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures currency contracts, the deferral of post-October capital losses for tax purposes, and book/tax differences in the timing of the deductibility of various expenses.

(b)   The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncement

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

28	Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Emerging Markets Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Income Fund Inc. (formerly Western Asset Emerging Markets Income Fund II Inc.) as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended May 31, 2005 was audited by other independent registered public accountants whose report thereon dated July 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Income Fund Inc. as of May 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 24, 2009

Western Asset Emerging Markets Income Fund Inc. 2009 Annual Report	29

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Income Fund, Inc. (the “Fund”), formerly Western Asset Emerging Markets Income Fund II, Inc., including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (together with Western Asset, the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, the Subadviser and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and the continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-end Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by each of the Manager and Subadviser.

30	Western Asset Emerging Markets Income Fund Inc.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged emerging markets

Western Asset Emerging Markets Income Fund Inc..	31

Board approval of management and subadvisory agreements (unaudited) continued

debt funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2008 was ranked first among the nine funds in the Performance Universe for that period; the Fund’s performance for the 3-year period ended June 30, 2008 was ranked third among the eight funds in the Performance Universe for that period; and the Fund’s performance for the 5- and 10-year periods ended June 30, 2008 in both cases was ranked first among the seven funds in the Performance Universe for those periods. The Board noted that the small number of funds in the Performance Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult. The Board also considered the volatile market conditions during the past year and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser (the “Sub-advisory Fee”) is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Universe consisted of the Fund and seven other leveraged closed-end emerging market debt funds, as classified by Lipper. The Expense Universe funds had assets ranging from $34.4 million to $1.102 billion. Two of the other funds in the Expense Universe were larger than the Fund and five of the other funds were smaller than the Fund.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee on a contractual basis was ranked fourth among the eight funds in the Expense Universe and was at the Expense Universe median; the

32	Western Asset Emerging Markets Income Fund Inc.

Management Fee on an actual basis (i.e., giving in effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked sixth among the funds in the Expense Universe and was worse than the Expense Universe median; and the Fund’s actual total expenses were ranked fourth among the funds in the Expense Universe and were better than the Expense Universe median. The Board noted the small number of funds in the Expense Universe, making meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received a profitability analysis of the Manager and its affiliates in providing services to the Fund for the fiscal years ended March 31, 2008 and March 31, 2007. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Sub-advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 4 percent over the period covered by the analysis. The Board concluded, however, that profitability remained at a reasonable level given the nature, scope and quality of the

Western Asset Emerging Markets Income Fund Inc..	33

Board approval of management and subadvisory agreements (unaudited) continued

investment advisory and other services provided to the Fund by the Manager and the Subadviser.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan. Any significant growth in its assets, therefore, generally would occur through appreciation in the value of the Fund’s investment portfolio. It was noted that a merger of another Legg Mason Closed-end Fund with and into the Fund was completed shortly before the Contract Renewal Meeting and that, although the other Legg Mason Closed-end Fund was much smaller, the merger potentially could result in economies of scale to be considered by the Board in the future. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

34	Western Asset Emerging Markets Income Fund Inc.

Board approval of new non-U.S. sub-advisory agreement

An additional investment advisory arrangement between Western Asset and a non-U.S. affiliate of Western Asset was approved by the Board during 2008 prior to the Contract Renewal Meeting. In this regard, at an in-person meeting held on August 13, 2008 (the “August Board Meeting”), the Board, including the Independent Directors, approved a sub-advisory agreement (the “Non-U.S. Sub-Advisory Agreement”) between Western Asset and Western Asset Management Company Pte. Ltd. (Singapore) (“Western Asset Singapore”) for an initial term of two years. After that term, the Non-U.S. Sub-Advisory Agreement will continue in effect only so long as such continuance is approved annually by the Board, including a majority of the Independent Directors, or by the shareholders of the Fund. Prior to the August Board Meeting, the Board received information regarding Western Asset Singapore and its proposed role in the management of the Fund’s portfolio. At the August Board Meeting, the Manager and Western Asset made a presentation to the Board in support of their request and recommendation for approval of the Non-U.S. Sub-Advisory Agreement. The Manager noted that the Sub-Advisory Agreement with Western Asset (the “Western Asset Sub-Advisory Agreement”) authorizes Western Asset to retain, subject to the requirements of the 1940 Act, one or more subadvisers to manage all or a portion of the investment portfolio of the Fund so long as Western Asset supervises the activities of each such subadviser. The Manager advised the Board that Western Asset would remain the subadviser to the Fund with authority and responsibility for establishment of the investment strategies and program for the Fund and that the Manager and Western Asset would continue to be responsible for the conformity of portfolio investments with the Fund’s investment strategies and program. The Manager noted that there already was a high degree of integration of the advisory operations of Western Asset and Western Asset Singapore. Among other things, the Manager advised that all investment personnel of Western Asset Singapore reported, and would continue to report, to the Chief Investment Officer and Deputy Chief Investment Officer of Western Asset and that other personnel of Western Asset Singapore, such as analysts, legal and compliance information technology and investment support personnel, also ultimately report to Western Asset’s department heads. Western Asset Singapore has been involved in the investment process relating to Western Asset’s general investment strategy development and in discussions relating to implementation of that strategy as members of the management team. Western Asset Singapore has access to Western Asset’s research and other resources. The Manager explained in support of its request and recommendation for approval of the Non-U.S. Sub-Advisory Agreement that Western Asset Singapore, among other things, would offer a local presence, along with trading and investment expertise, in its region and would be expected to provide related operational efficiencies.

The Manager and Western Asset assured the Board that appointment of Western Asset Singapore would not result in any material change in the nature, scope or quality of investment advisory services. The Manager and the Fund’s

Western Asset Emerging Markets Income Fund Inc..	35

Board approval of management and subadvisory agreements (unaudited) continued

Chief Compliance Officer also discussed the compliance program and policies and procedures of Western Asset Singapore with the Board and provided assurances that such program, policies and procedures satisfy applicable legal and regulatory requirements.

The Manager noted that the terms and conditions of the Non-U.S. Sub-Advisory Agreement are substantially the same as the terms and conditions of the Western Asset Sub-Advisory Agreement and that Western Asset would be responsible for payment of Western Asset Singapore’s fees out of its fee. Therefore, the aggregate fees paid by the Fund for services contemplated by the Management and the Western Asset Sub-Advisory Agreement would not increase as a result of the approval of the Non-U.S. Sub-Advisory Agreement.

The Manager advised the Board that the transfer of responsibilities to Western Asset Singapore pursuant to the Non-U.S. Sub-Advisory Agreement would not constitute an “assignment” of the Management Agreement or the Western Asset Sub-Advisory Agreement, as defined in the 1940 Act, resulting in an automatic termination of such agreement and would not be deemed a material amendment of the Management Agreement or the Western Asset Sub-Advisory Agreement requiring shareholder approval of the new Non-U.S. Sub-Advisory Agreement. The Manager undertook to obtain, and has obtained, an opinion of counsel to that effect from a law firm with significant expertise in 1940 Act matters.

The Board approved the new Non-U.S. Sub-Advisory Agreement based substantially upon the authority of Western Asset to appoint subadvisers under the Western Asset Sub-Advisory Agreement; the assurances of the Manager and Western Asset that there would be no diminution in the nature, scope or quality of the investment advisory and other services provided to the Fund as a result of the new Non-U.S. Sub-Advisory Agreement; the absence of any increase in the aggregate fees paid by the Fund for services contemplated by the Management Agreement and the Western Asset Sub-Advisory Agreement; the assurances of the Manager and Western Asset that they would continue to be directly responsible for the Fund’s investment strategy and program and for supervision of Western Asset Singapore’s activities in furtherance of the Fund’s investment strategy and program; and the advice of the Manager and Western Asset and their counsel that the transfer of responsibilities to Western Asset Singapore pursuant to the Non-U.S. Sub-Advisory Agreement would not constitute an “assignment” and, therefore, would not cause a termination of the Management or the Western Asset Sub-Advisory Agreement or require Fund shareholder approval of the Non-U.S. Sub-Advisory Agreement under the 1940 Act. In approving the proposal, the Board considered its findings at its meeting held on November 13 and 14, 2007 in approving the continuation of the Management and the Western Asset Sub-Advisory Agreement for an additional period of one year, including its findings as to the nature, quality and scope of services provided to the Fund; the reasonableness of the aggregate fees paid by the Fund; whether economies of scale have been realized and are being shared appropriately with the Fund’s shareholders; and profitability of the Fund

36	Western Asset Emerging Markets Income Fund Inc.

relationship to the Manager and its affiliates. The Board concluded, after considering relevant factors, including the factors described above, that the proposed Non-U.S. Sub-Advisory Agreement would not affect those prior findings and that approval of the Non-U.S. Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders, and unanimously voted to approve the Agreement. The Independent Directors were represented by separate independent legal counsel in their consideration of the Non-U.S. Sub-Advisory Agreement and, prior to voting, discussed the proposed approval of the Non-U.S. Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of the Manager or Western Asset or their affiliates, including Western Asset Singapore, were present.

Western Asset Emerging Markets Income Fund Inc..	37

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

DANIEL P. CRONIN c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

38	Western Asset Emerging Markets Income Fund Inc.

PAOLO M. CUCCHI c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

LESLIE H. GELB c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2001

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Asia Advisors”)

Western Asset Emerging Markets Income Fund Inc..	39

Additional information (unaudited) continued

Information about Directors and Officers

WILLIAM R. HUTCHINSON c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of Associated Banc-Corp.

RIORDAN ROETT c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1998

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

40	Western Asset Emerging Markets Income Fund Inc.

JESWALD W. SALACUSE c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 1998

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors

INTERESTED DIRECTOR

R. JAY GERKEN, CFA[2] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	138

Other board member ships held by Director	None

Western Asset Emerging Markets Income Fund Inc..	41

Additional information (unaudited) continued

Information about Directors and Officers

OFFICERS

KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

42	Western Asset Emerging Markets Income Fund Inc.

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2011 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Emerging Markets Income Fund Inc..	43

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s N-CSR filed with the SEC, for the period of this report.

44	Western Asset Emerging Markets Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such

Western Asset Emerging Markets Income Fund Inc..	45

Dividend reinvestment plan (unaudited) continued

purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such

46	Western Asset Emerging Markets Income Fund Inc.

purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary

Western Asset Emerging Markets Income Fund Inc..	47

Dividend reinvestment plan (unaudited) continued

or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

48	Western Asset Emerging Markets Income Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2009:

Record date:	6/20/2008	9/19/2008	12/19/2008
Payable date:	6/27/2008	9/26/2008	12/26/2008
Long-term capital gain dividend	$0.041600	$0.041600	$0.023600

Please retain this information for your records.

Western Asset Emerging Markets Income Fund Inc..	49

Western Asset Emerging Markets Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Subadvisers
R. Jay Gerken, CFA	Western Asset Management Company
Chairman
William R. Hutchinson	Western Asset Management Company Limited
Riordan Roett
Jeswald W. Salacuse	Western Asset Management Company Pte. Ltd. in Singapore

Custodian
Officers	State Street Bank and Trust Company
R. Jay Gerken, CFA	1 Lincoln Street
President and Chief Executive Officer	Boston, Massachusetts 02111

Kaprel Ozsolak	Transfer agent
Chief Financial Officer and Treasurer	American Stock Transfer & Trust Company
59 Maiden Lane
Ted P. Becker	New York, New York 10038
Chief Compliance Officer
Independent registered public accounting firm
Robert I. Frenkel	KPMG LLP
Secretary and Chief Legal Officer	345 Park Avenue
New York, New York 10154
Thomas C. Mandia
Assistant Secretary	Legal counsel
Simpson Thacher & Bartlett LLP
Steve Frank	425 Lexington Avenue
Controller	New York, New York 10017

Albert Laskaj	New York Stock Exchange Symbol
Controller	EMD

Western Asset Emerging Markets Income Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Emerging Markets Income Fund Inc.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX011901 7/09 SR09-856

ITEM 2.                                                     CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                     AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2008 and May 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,500 in 2008 and $56,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $12,900 in 2009. These services consisted of procedures performed in connection with the Review of Form N-14 and Issuance of consent letter dated July 11, 2008 and September 3, 2008 for Western Asset Emerging Markets Income Fund Inc..

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Emerging Markets Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2008 and $5,550 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Emerging Markets Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Income Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Emerging Markets Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Emerging Markets Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                     AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b)  Not applicable

ITEM 6.                                                     SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

Michael C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Research Analyst at Western Asset Management since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
S. Kenneth Leech ‡	114 registered investment companies with $179.6 billion in total assets under management	229 Other pooled investment vehicles with $104.9 billion in assets under management*	886 Other accounts with $202.2 on in total assets under management**

Stephen A. Walsh ‡	114 registered investment companies with $179.6	229 Other pooled investment vehicles	886 Other accounts with $202.2 billion in total

	billion in total assets under management	with $104.9 billion in assets under management*	assets under management**

Keith J. Gardner ‡	5 registered investment companies with $0.7 billion in total assets under management	7 Other pooled investment vehicles with $0.7 billion in assets under management***	0 Other accounts with $0 billion in total assets under management

Michael C. Duda ‡	0 registered investment Companies with $0 billion in total assets Under management	1 Other pooled investment vehicles with $3 million in assets under management	10 Other accounts with $0.4 billion in total assets under management

Michael C. Buchanan ‡	17 registered investment Companies with $8.0 billion in total assets Under management	11 Other pooled investment vehicles with $3.8 billion in assets under management	18 Other accounts with $2.1 billion in total assets under management

Detlev Schlichter ‡	1 registered investment Companies with $0.1 billion in total assets Under management	21 Other pooled investment vehicles with $3.2 billion in assets under management	51 Other accounts with $14.7 billion in total assets under management****

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 98 accounts managed, totaling $25.5 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $11.9 million, for which advisory fee is performance based.
****	Includes 15 accounts managed, totaling $3.7 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Michael C. Duda	A
Keith J. Gardner	A
Michael C. Buchanan	A
Detlev Schlichter	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)    (1)     Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	August 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	August 6, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Income Fund Inc.

Date:	August 6, 2009